SECOND AMENDMENT dated as of October 29, 2012 (this “Amendment”), in respect of the AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 7, 2011, as amended and further restated on April 20, 2012, pursuant to the First Amendment dated March 26, 2012 (as further amended from time to time, the “Credit Agreement”), among GRAFTECH INTERNATIONAL LTD. (“GrafTech”); GRAFTECH LUXEMBOURG I S.À.R.L. (“Luxembourg Parent”); GRAFTECH LUXEMBOURG II S.À.R.L. (“Luxembourg Holdco”); GRAFTECH FINANCE INC. (“Finance”); GRAFTECH SWITZERLAND S.A. (“Swissco” and, together with Finance and Luxembourg Holdco, the “Borrowers”); the LC SUBSIDIARIES from time to time party thereto; the LENDERS from time to time party thereto; and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
The Borrowers have requested that the Credit Agreement be amended as set forth below. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.
In consideration of the above premises and the agreements, provisions and covenants herein contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:
SECTION 1.    Amendment. Upon the effectiveness of this Amendment as provided in Section 3 below, the Credit Agreement is hereby amended as follows:
(a)    Section 1.01 of the Credit Agreement is hereby amended to add the following definition:
““Senior Notes” shall mean the Senior Notes of GrafTech referred to in Section 6.01(b)(vi) hereof.”
(b)    The definition of “General Debt Basket” contained in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
““General Debt Basket” shall mean, in connection with any incurrence of Indebtedness, (a) if the Leverage Ratio as of the last day of the then most recently ended fiscal quarter, computed on a pro forma basis giving effect to the incurrence of such Indebtedness and to all other incurrences and repayments of Indebtedness since the end of such fiscal quarter, would be less than 3.25 to 1.00, $400,000,000, and (b) otherwise, $250,000,000.”
(c)    The definition of “Permitted Subsidiary Investment” contained in Section 1.01 of the Credit Agreement is hereby amended (i) by deleting the words “of, and” in clause (a) thereof and inserting “, (b)” in their place and (ii) by relettering clause (b) as clause (c).
(d)    Section 6.01(a) of the Credit Agreement is hereby amended by inserting the following new clause (xiii) immediately after clause (xii) thereof and renumbering clauses (xiii), (xiv), (xv), (xvi) and (xvii) thereof as clauses (xiv), (xv), (xvi), (xvii) and (xviii), respectively (and all references to such clauses in the Credit Agreement shall be amended to reflect such renumbering):
“(xiii) Guarantees by Finance or any Guarantor of the Senior Notes and Indebtedness of Finance representing an intercompany loan from GrafTech of the proceeds of the Senior Notes to permit the repayment of amounts outstanding under this Agreement;”
(e)    Section 6.01(b) of the Credit Agreement is hereby amended (i) by inserting at the end of clause (b)(i) thereof the words “and Permitted Refinancing Notes in respect of the Senior Subordinated Notes”, and (ii) by inserting the following new clause (vi) immediately after clause (v) thereof and renumbering clauses (vi) and (vii) thereof as clauses (vii) and (viii), respectively (and all references to such clauses in the Credit Agreement shall be amended to reflect such renumbering):
“(vi) up to $350,000,000 aggregate principal amount of Senior Notes of GrafTech issued after the Effective Date and on or prior to November 30, 2012, and intercompany loans of the proceeds thereof to permit the repayment of amounts outstanding under this Agreement;”
(f)    Section 6.01(c) of the Credit Agreement is hereby amended by inserting the following new clause (vi) immediately after clause (v) thereof and renumbering clauses (vi) and (vii) thereof as clauses (vii) and (viii), respectively (and all references to such clauses in the Credit Agreement shall be amended to reflect such renumbering):
“(vi) Indebtedness to GrafTech or Finance representing the proceeds of the Senior Notes;”
(g)    Section 6.04(j) of the Credit Agreement is hereby amended to read as follows:
“(j) any Investment constituting a Permitted Subsidiary Investment made after the Effective Date; provided, that (i) either (A) the Leverage Ratio as of the last day of the most recent fiscal quarter of GrafTech for which financial statements have been delivered under Section 5.04(a) or (b) (recomputed on a pro forma basis after giving effect to such Investment as if such Investment had occurred on the first day of the relevant period for such computation) is less than or equal to 3.25 to 1.00 or (B) such Permitted Subsidiary Investment is a Permitted Acquisition and the amount of such Investment, taken together with the aggregate amount of all other Permitted Subsidiary Investments made pursuant to this clause (B) during the term of this Agreement, shall not exceed $400,000,000, and (ii) the Availability Condition shall be satisfied following such Investment and payment of all related costs and expenses;”
(h)    Section 6.04 of the Credit Agreement is hereby amended by inserting the following new clause (s) immediately after clause (r) thereof:
“(s) Investments constituting intercompany loans to Finance and Luxembourg Holdco (i) of proceeds of Senior Notes to permit the recipients to repay amounts outstanding under this Agreement and (ii) of proceeds of other Indebtedness to fund Investments permitted under Section 6.04(j)(B);”
(i)    Section 6.08(b)(iii), of the Credit Agreement is hereby amended by inserting at the end thereof “and Investments in Subsidiaries permitted by Section 6.04”.
(j)    Section 6.09(a) of the Credit Agreement is hereby amended (i) by replacing the word “and” immediately following clause (ii) thereof with a comma and (ii) by inserting the following new clause (iv):
“or (iv) in order to fund payments in respect of the Senior Notes or other Indebtedness permitted to be incurred under Section 6.01(b).”
SECTION 2.    Representations and Warranties. Each of GrafTech and the Borrowers hereby represents and warrants to the Administrative Agent and the Lenders, as of the Effective Date (as defined below) that:
(a)    no Default or Event of Default has occurred and is continuing; and
(b)    the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case they were true and correct as of such earlier date).
SECTION 3.    Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which the Administrative Agent shall have received counterparts hereof duly executed and delivered by GrafTech, the Borrowers and the Required Lenders.
SECTION 1.    Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 2.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 3.    Expenses. GrafTech and Finance agree to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.
SECTION 4.    No Other Amendments; Confirmation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute an amendment of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or an amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. On and after the Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.
SECTION 5.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

GRAFTECH INTERNATIONAL LTD.,
by /s/ Quinn J. Coburn___________
Name: Quinn J. Coburn
Title: Vice President - Treasury, Treasurer

GRAFTECH FINANCE INC.,
by /s/ Quinn J. Coburn___________
Name: Quinn J. Coburn
Title: Vice President - Treasury, Treasurer

GRAFTECH LUXEMBOURG I S.À.R.L.,
by /s/ John D. Moran___________
Name: John D. Moran
Title: Attorney-in-Fact

GRAFTECH LUXEMBOURG II S.À.R.L.,
by /s/ John D. Moran___________
Name: John D. Moran
Title: Attorney-in-Fact

GRAFTECH SWITZERLAND S.A.,
by /s/ John D. Moran___________
Name: John D. Moran
Title: Attorney-in-Fact

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender,
by /s/ Peter S. Predun ___________
Name: Peter S. Predun
Title: Executive Director

SIGNATURE PAGE

SECOND AMENDMENT DATED AS OF OCTOBER 29, 2012, TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF OCTOBER 7, 2011, AS AMENDED AND FURTHER RESTATED ON APRIL 20, 2012, PURSUANT TO THE FIRST AMENDMENT DATED MARCH 26, 2012, OF GRAFTECH INTERNATIONAL LTD.

Name of Lender: BANK OF AMERICA, N.A.

by
/s/ Kenneth G. Wood
Name: Kenneth G. Wood
Title: Senior Vice President

by

Name:
Title:

SIGNATURE PAGE

SECOND AMENDMENT DATED AS OF OCTOBER 29, 2012, TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF OCTOBER 7, 2011, AS AMENDED AND FURTHER RESTATED ON APRIL 20, 2012, PURSUANT TO THE FIRST AMENDMENT DATED MARCH 26, 2012, OF GRAFTECH INTERNATIONAL LTD.

Name of Lender: THE BANK OF NOVA SCOTIA

by
/s/ Michelle C. Phillips
Name: Michelle C. Phillips
Title: Director

SIGNATURE PAGE

SECOND AMENDMENT DATED AS OF OCTOBER 29, 2012, TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF OCTOBER 7, 2011, AS AMENDED AND FURTHER RESTATED ON APRIL 20, 2012, PURSUANT TO THE FIRST AMENDMENT DATED MARCH 26, 2012, OF GRAFTECH INTERNATIONAL LTD.

Name of Lender: BANK OF THE WEST

by
/s/ Camille Farnsworth-Schrader
Name: Camille Farnsworth-Schrader
Title: Vice President

SIGNATURE PAGE

SECOND AMENDMENT DATED AS OF OCTOBER 29, 2012, TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF OCTOBER 7, 2011, AS AMENDED AND FURTHER RESTATED ON APRIL 20, 2012, PURSUANT TO THE FIRST AMENDMENT DATED MARCH 26, 2012, OF GRAFTECH INTERNATIONAL LTD.

Name of Lender: BNP PARIBAS

by
/s/ Michael A. Kowalczuk
Name: Michael A. Kowalczuk
Title: Director

by1
/s/ Berangere Allen
Name: Berangere Allen
Title: Director

_____________________________________
1. For any Lender requiring a second signature line
SIGNATURE PAGE

SECOND AMENDMENT DATED AS OF OCTOBER 29, 2012, TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF OCTOBER 7, 2011, AS AMENDED AND FURTHER RESTATED ON APRIL 20, 2012, PURSUANT TO THE FIRST AMENDMENT DATED MARCH 26, 2012, OF GRAFTECH INTERNATIONAL LTD.

Name of Lender: Fifth Third Bank

by
/s/ Sandra Centa
Name: Sandra Centa
Title: Vice President

By1

Name:
Title:

_____________________________________
1. For any Lender requiring a second signature line
SIGNATURE PAGE

SECOND AMENDMENT DATED AS OF OCTOBER 29, 2012, TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF OCTOBER 7, 2011, AS AMENDED AND FURTHER RESTATED ON APRIL 20, 2012, PURSUANT TO THE FIRST AMENDMENT DATED MARCH 26, 2012, OF GRAFTECH INTERNATIONAL LTD.

Name of Lender: THE HUNTINGTON
NATIONAL BANK

by
/s/ Brian H. Gallagher
Name: Brian H. Gallagher
Title: Senior Vice President

By1

Name:
Title:

_____________________________________
1. For any Lender requiring a second signature line

SIGNATURE PAGE

SECOND AMENDMENT DATED AS OF OCTOBER 29, 2012, TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF OCTOBER 7, 2011, AS AMENDED AND FURTHER RESTATED ON APRIL 20, 2012, PURSUANT TO THE FIRST AMENDMENT DATED MARCH 26, 2012, OF GRAFTECH INTERNATIONAL LTD.

Name of Lender: KEYBANK NATIONAL
ASSOCIATION

by
/s/ Suzannah Valdivia
Name: Suzannah Valdivia
Title: Vice President

SIGNATURE PAGE

SECOND AMENDMENT DATED AS OF OCTOBER 29, 2012, TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF OCTOBER 7, 2011, AS AMENDED AND FURTHER RESTATED ON APRIL 20, 2012, PURSUANT TO THE FIRST AMENDMENT DATED MARCH 26, 2012, OF GRAFTECH INTERNATIONAL LTD.

Name of Lender: PNC Bank NA

by
/s/ Christian S. Brown
Name: Christian S. Brown
Title: Senior Vice President

By1

Name:
Title:

_____________________________________
1. For any Lender requiring a second signature line
SIGNATURE PAGE

SECOND AMENDMENT DATED AS OF OCTOBER 29, 2012, TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF OCTOBER 7, 2011, AS AMENDED AND FURTHER RESTATED ON APRIL 20, 2012, PURSUANT TO THE FIRST AMENDMENT DATED MARCH 26, 2012, OF GRAFTECH INTERNATIONAL LTD.

Name of Lender: The Royal Bank of Scotland plc

by
/s/ Brett Thompson
Name: Brett Thompson
Title: Director

By1

Name:
Title:

_____________________________________
1. For any Lender requiring a second signature line

SIGNATURE PAGE

SECOND AMENDMENT DATED AS OF OCTOBER 29, 2012, TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF OCTOBER 7, 2011, AS AMENDED AND FURTHER RESTATED ON APRIL 20, 2012, PURSUANT TO THE FIRST AMENDMENT DATED MARCH 26, 2012, OF GRAFTECH INTERNATIONAL LTD.

Name of Lender: Sovereign Bank, N.A.

by
/s/ John W. Deegan
Name: John W. Deegan
Title: Senior Vice President

SIGNATURE PAGE

SECOND AMENDMENT DATED AS OF OCTOBER 29, 2012, TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF OCTOBER 7, 2011, AS AMENDED AND FURTHER RESTATED ON APRIL 20, 2012, PURSUANT TO THE FIRST AMENDMENT DATED MARCH 26, 2012, OF GRAFTECH INTERNATIONAL LTD.

Name of Lender: U.S. Bank National Association

by
/s/ Mark Irey
Name: Mark Irey
Title: AVP

SIGNATURE PAGE

SECOND AMENDMENT DATED AS OF OCTOBER 29, 2012, TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF OCTOBER 7, 2011, AS AMENDED AND FURTHER RESTATED ON APRIL 20, 2012, PURSUANT TO THE FIRST AMENDMENT DATED MARCH 26, 2012, OF GRAFTECH INTERNATIONAL LTD.

Name of Lender: Wells Fargo Bank, NA

by
/s/ Jeffrey White
Name: Jeffrey White
Title: Vice President

[[NYCORP:3374823v4:3136D: 10/18/2012--09:53 a]]